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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934

DATE OF REPORT  May 5, 1997


                              _________________


                         FRACTAL DESIGN CORPORATION

           (Exact name of registrant as specified in its charter)

                                   0-26822
                          (Commission File Number)

     California                            77-0276903
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)


                          5550 Scotts Valley Drive
                           Scotts Valley, CA 95066
           (Address of principal executive offices, with zip code)


                               (408) 430-4000
            (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On May 1, 1997, Fractal Design Corporation, a California corporation (the "Company"), announced its financial results for the quarter ended March 31, 1997. Further details regarding this announcement are contained in the Company's press release dated May 1, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit 99  Fractal Design Corporation Press Release dated May 1, 1997
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FRACTAL DESIGN CORPORATION


Date:  May 5, 1997                      By:  /s/ LESLIE WRIGHT
                                           ----------------------
                                           Leslie Wright
                                           Chief Financial Officer and Chief
                                           Operating Officer
                                           (Duly Authorized and Principal
                                           Financial and Accounting Officer)
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                         FRACTAL DESIGN CORPORATION

                              INDEX TO EXHIBITS



 Exhibit Number               Description             Sequential Page Number
 --------------               ------------            ----------------------

 99.1                Press Release dated May 1, 1997